LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

July 1, 2000

Dear Shareholder,

For the fiscal year ended May 31, 2000, the J.P. Morgan U.S. Small Company Opportunities Fund posted a 30.65% return, significantly outperforming the 19.69% return of the Russell 2000 Growth Index, but underperforming the 47.27% return of the Lipper Small Company Fund Average.

The fund's net asset value increased to $15.90 per share on May 31, 2000, from $12.17 per share on May 31, 1999. On May 31, 2000, the net assets of the fund were approximately $528.7 million, while the assets of The U.S. Small Company Opportunities Portfolio, in which the fund invests, amounted to approximately $527.8 million.

This report includes a discussion with Marian U. Pardo, a member of the portfolio management team for The U.S. Small Company Opportunities Portfolio. In this interview, Marian talks about the events of the previous year that had the greatest effect on the portfolio and discusses her investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS...........1  FUND FACTS AND HIGHLIGHTS............8
FUND PERFORMANCE.....................2  FINANCIAL STATEMENTS................10
PORTFOLIO MANAGER Q&A................3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothecal investment of $10,000. The chart at right shows that $10,000 invested on June 16, 1997, would have grown to $15,896 on May 31, 2000.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE FUND INCEPTION*
JUNE 16, 1997 - MAY 31, 2000

                                    [GRAPH]

                        JP MORGAN                LIPPER
                    US SMALL COMPANY           SMALL CAP         FRANK RUSSELL
                       OPPORTUNITY           FUNDS AVERAGE        2000 GROWTH
 6/30/97                 10,000                  10,000              10,000
 7/31/97                 10,632                  10,653              10,512
 8/31/97                 10,846                  10,802              10,828
 9/30/97                 11,897                  11,671              11,692
10/31/97                 11,206                  11,088              10,990
11/30/97                 11,060                  10,875              10,728
12/31/97                 11,518                  10,953              10,734
 1/31/98                 11,508                  10,798              10,591
 2/28/98                 12,539                  11,724              11,526
 3/31/98                 13,268                  12,286              12,009
 4/30/98                 13,239                  12,374              12,083
 5/31/98                 12,228                  11,527              11,205
 6/30/98                 12,335                  11,825              11,319
 7/31/98                 11,537                  10,974              10,374
 8/31/98                  8,804                   8,605               7,979
 9/30/98                  9,844                   9,318               8,788
10/31/98                 10,165                   9,744               9,247
11/30/98                 11,002                  10,570               9,964
12/31/98                 12,117                  11,701              10,866
 1/31/99                 12,677                  11,932              11,355
 2/28/99                 11,567                  10,851              10,316
 3/31/99                 11,957                  11,323              10,683
 4/30/99                 12,397                  11,757              11,627
 5/31/99                 12,167                  11,858              11,645
 6/30/99                 13,517                  12,912              12,259
 7/31/99                 13,467                  12,889              11,880
 8/31/99                 13,247                  12,736              11,435
 9/30/99                 13,737                  13,068              11,656
10/31/99                 14,447                  13,762              11,954
11/30/99                 16,426                  15,529              13,218
12/31/99                 19,586                  18,448              15,548
 1/31/00                 20,265                  18,183              15,403
 2/29/00                 25,454                  22,785              18,987
 3/31/00                 21,595                  21,377              16,991
 4/30/00                 17,986                  19,053              15,276
 5/31/00                 15,896                  17,401              13,938

                          58.96%                  74.01%              39.38%

LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.

PERFORMANCE                                                   TOTAL RETURNS               AVERAGE ANNUAL TOTAL RETURNS
                                                             ------------------------- --------------------------------------
                                                              THREE         SIX           ONE           SINCE
AS OF MAY 31, 2000                                            MONTHS        MONTHS        YEAR          INCEPTION*
-------------------------------------------------------------------------------------- --------------------------------------
J.P. Morgan U.S. Small Company
  Opportunities Fund                                          -37.55%        -3.23%       30.65%         17.22%
Russell 2000 Growth Index**                                   -26.59%         5.44%       19.69%         12.06%
Lipper Small Company Fund Average***                          -23.79%        11.45%       47.27%         20.86%

AS OF MARCH 31, 2000
-------------------------------------------------------------------------------------- --------------------------------------
J.P. Morgan U.S. Small Company
  Opportunities Fund                                           10.26%        57.21%       80.60%         32.31%
Russell 2000 Growth Index**                                     9.28%        45.77%       59.04%         21.26%
Lipper Small Company Fund Average***                           16.01%        65.37%       93.41%         32.69%

*THE FUND COMMENCED OPERATIONS ON JUNE 16, 1997, AND HAS PROVIDED A TOTAL RETURN OF 18.06% FROM THAT DATE THROUGH MAY 31, 2000. FOR THE PURPOSES OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM JUNE 30, 1997, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK, AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

** THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX OF SMALL, GROWTH-ORIENTED U.S. STOCKS. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

***DESCRIBES THE AVERAGE TOTAL RETURNS FOR ALL FUNDS IN THE INDICATED LIPPER CATEGORY, AS DEFINED BY LIPPER, INC., AND DOES NOT TAKE INTO ACCOUNT APPLICABLE SALES CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME REINVESTMENT OF FUND DISTRIBUTIONS.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with MARIAN U. PARDO, managing director and member of the portfolio management team for The U.S. Small Company Opportunities Portfolio. As head of the small company investment team, Marian co-manages Morgan's various small-cap mutual funds as well as significant separate account assets for institutional clients. Marian has held a number of positions at Morgan. Among her most recent accomplishments, she helped launch and manage the J.P. Morgan U.S. Small Company Opportunities Fund. Before that, she managed equity and convertible funds and large-cap equity portfolios for individual clients, including the large-cap mutual funds. Marian joined J.P. Morgan in 1968, and joined the investment management business in 1980 as a research analyst. She has her B.A. from Barnard College. This interview took place on June 11, 2000, and reflects Marian's views on that date.

IT WASN'T THAT LONG AGO THAT LARGE- AND SUPER LARGE-CAP GROWTH EQUITIES DOMINATED THE INVESTMENT LANDSCAPE, OFTEN AT THE EXPENSE OF MID- AND SMALL-CAP ISSUES. HOW HAS THIS CHANGED, AND WHAT IMPACT HAS IT HAD ON YOUR STRATEGY, IF ANY?

MUP: Investor preference for large- and super large-caps - an investment theme that ruled the market in the late 1990s - shifted to so-called "new economy" stocks in 1999 and the first quarter of 2000, cutting across market cap lines. Many of these new economy companies, principally those in the telecommunications, media, technology and, perhaps, biotechnology sectors, began last year as small-caps, or IPOs. Significant investor enthusiasm for these issues provided a powerful boost to the small-cap sector.

Last year, the traditional large, stable growth companies - like Coca Cola, Pfizer, certain other drug companies, etc. - didn't do particularly well. Calendar year 1999 was, in fact, the first time in a while that small stocks, as represented by the Russell 2000 Index, marginally outperformed large stocks, as represented by the S&P 500. I would note that large-caps have impacted our portfolio in a round about - and positive - manner. Several of the small-caps in which we invested appreciated significantly and moved rapidly into the large-cap universe, the beneficiaries of red-hot investor demand for tech and Internet-related names. We recognized opportunities in several of these names early on and stayed with them as their market capitalizations grew.

For our part, it generally makes little difference if the market is favoring new economy stocks one day and old economy stocks the next. Our aim is to be broadly diversified across market sectors, investing in good companies at good prices that we believe will appreciate over a 12-18 month time frame.

WHAT ARE YOU LOOKING FOR WHEN YOU CONSIDER ADDING COMPANIES TO THE PORTFOLIO?

MUP: Most importantly, we have to like the company's business plan and believe its management is capable of implementing it successfully. Beyond this, we look at the company's prospects for cash flow, as well as past and projected earnings growth. We are also looking for catalysts of value creation, those changes in a compa-ny's operating environment that will ignite its business and cause its underlying value to be realized in its stock price. Such catalysts might be the winning of significant new clients, legislative changes that favor the company's business environment, or the successful introduction of a new product line.

CONVERSELY, WHAT WOULD PROMPT YOU TO SELL A COMPANY?

MUP: New information, or price. Perhaps the information on which we based our buy decision changed, so that the stock no longer looked as attractive as other available opportunities. We would also sell if an issue appreciated to the point that it had reached or exceeded our price target. And, while we like to continue holding successful companies, we will put them on our sell list when they grow too large.

LOOKING AT THE SMALL-CAP UNIVERSE IN PARTICULAR, WHAT WOULD YOU SAY WERE THE MOST SIGNIFICANT EVENTS THAT IMPACTED IT OVER THE PAST 12 MONTHS?

MUP: The major event impacting small-caps since this time last year was the active new issue market. It increased interest in new economy names, and it re-ignited interest in biotech companies. The huge amount of new capital that was drawn to these issues created opportunities not only for the companies that went public, but also for companies in other sectors, that benefited from their spending on things like radio advertising, computer purchases, etc.

The other major event of 1999 was the recognition that businesses and consumers want additional bandwidth and are willing to pay for it. This was a big reason why we saw technology and telecom companies driving the performance of the market at large for much of 1999 and the early part of this year.

In terms of negative impacts, certainly the rise in interest rates hurt the market, most particularly from mid-March 2000 to this day. When investors finally took note of the fact that the Federal Reserve Board was serious about putting the brakes on the economy, they revalued their holdings. As always, high multiple stocks were the most effected, including those in the once adored telecommunications-media-technology sectors. This turnabout hurt not only the many small-cap stocks in these sectors, but many larger names as well - in fact, one could argue that Microsoft's run-in with the U.S. Justice Department helped spark the recent tech correction. Also very hard hit were the smaller regional banks, which make most of their money from lending activities and thus are more sensitive to rising interest rates than, say, the money center banks, which tend to have broader sources of revenues.

Elsewhere, rising interest rates hurt some of the more traditionally valued companies, those valued on cash flow. Anticipating this, we substantially reduced our radio company holdings because of their historically high multiples.

If not an event per se, the continued strong economy in 1999 and the first quarter of this year was certainly a highly beneficial operating environment for many of the companies in which we invest. One of the ways we took advantage of it was by increasing our investments in chemical companies, which, among other commodity-intensive firms, typically outperform in a successful domestic and global economy. We also increased our allocations to the energy and oil services sectors for much the same reason.

YOU MENTIONED THE LARGE NEW ISSUE MARKET IN 1999 AND THE OPPORTUNITIES IT GENERATED. HOW ABOUT THIS YEAR? HAS RECENT STOCK MARKET VOLATILITY CLOSED THE NEW ISSUE PIPELINE?

MUP: We have been happy with the IPO pipeline. However, if you're looking to make comparisons with 1999, you can stop right there. Last year's enormous new issue market was probably an anomaly that won't be repeated any time soon. Despite recent volatility, this year has still been positive, if not on the exceptional scale of last year.

HOW HAS THE FUND PERFORMED OVER THE PAST 12 MONTHS?

MUP: For the one year ended May 31, 2000, we were up 30.65% versus the Russell 2000 Growth Index, which was up 19.69%. The Lipper Small-Cap Growth Average was up 47.27% over this period, so we performed very well relative to the index, but we didn't have as strong a showing as we would have liked relative to the competition.

WHAT HELPED PERFORMANCE OVER THIS PERIOD?

MUP: Three things impacted performance for the period. One was strong stock selection, which is where one would expect to see us add the most value. Another was the robust IPO market. Investors had just a tremendous appetite for new issues, particularly technology names. The last was our conscious decision in 1999 to slightly overweight three sectors - technology, telecommunications, and biotechnology - all of which performed very well up until the market correction that took place in April of this year. To get the extra money to put into these sectors, we took money out of utilities, industrials, and REITs. These sectors in the index were down approximately 20% over the past year, while tech-telecom-biotech went up by about 120%. So, we were rewarded with inordinate returns for taking a relatively small risk. This won't happen every year, but it is certainly welcome when it does.

Among the investments that helped performance the most was Human Genome Sciences, which develops products that predict, prevent, detect, and cure diseases, all based on gene-related research. We have held this stock for a long time, so we were pleased that it was one of this year's success stories. It's also a good example of a biotech company that benefited from re-ignited interest in the sector. Shares of Human Genome appreciated significantly over our 12-month reporting period. The bottom line for its success is that it has had the most tangible results with respect to turning the company's gene research into drugs. The stock was also propelled by positive news throughout the year. For example, the company registered well over 100 patents in the U.S., one of which was a therapy for the treatment of AIDS.

Applied Micro Circuits was another winner. This company designs, develops, and makes silicon solutions used in the creation of communications infrastructure, the networks over which telecommunications happen, both hardwire and wireless. It benefited from extraordinarily positive coverage by the brokerage community, a 2-for-1 stock split, and an additional public offering during the year. As a result, its stock rose substantially. We were fortunate to recognize and invest in the company's story early along in this price appreciation cycle. Applied Micro Circuits actually survived the tech downdraft in April, and in May helped itself by introducing significant new products.

Another holding that contributed to performance was Vertex Pharmaceuticals which develops and commercializes small molecule drugs for the treatment of diseases for which there are limited - or no - effective treatments. We have followed Vertex for a number of years, and the stock hadn't really done anything for a while. However, the company was building its portfolio of drugs, and we consistently saw it as fundamentally strong. Vertex came into favor during the period because of its product pipeline - it has a number of drugs in clinical trials - and its strong technology platform, which enables the company to capitalize on the wealth of gene-related research that is being done. Shares of Vertex were up strongly for the year. Recently, the stock has been propelled by news of a successful collaboration with Novartis, another drug company, as well as strong financial results.

AND WHAT WERE A FEW OF THE COMPANIES IN THE PORTFOLIO THAT PERFORMED LESS WELL THAN EXPECTED?

MUP: One investment that didn't work was BroadVision, which develops software that enables e-businesses to use the Web and wireless devices to conduct e-commerce. Shares of BroadVision were on a steady rise for most of the period, boosted by positive news, such as a deal with Wal-Mart, inclusion in the NASDAQ 100 Index, a stock split, and partnerships in Latin America. The company's slide began in March when investor concerns about its revenue potential caused some discomfort with the stock's price. One of BroadVision's competitors launched a new product in April, which added to the company's woes, and the stock wound up down for the year.

Mediaplex is another stock whose performance for the year disappointed. The company provides technology based marketing solutions - it will plan, execute, monitor, and analyze Internet ad campaigns. Through a technology called "MOJO," Mediaplex enables advertisers to deliver real-time, customized advertising to consumers. The stock has been the subject of very positive press and broker research, and reached an all-time high in January; however, it appeared to have been caught up in some of the indiscriminant selling of tech-related shares that we saw in March, April and part of May. As a result, Mediaplex was down in our portfolio.

Another holding that detracted from performance was Digital Impact, which offers Internet direct marketing services to businesses that want to reach customers through e-mail. The company can manage, track, and report on the effectiveness of an ad campaign. Digital Impact announced an alliance with a subsidiary of Young & Rubicam, a well-known ad agency, and was the subject of other positive press, but was still down for the year.

So we saw a little bit of a pattern with some of our tech-related holdings: shares were punished at the end of the first quarter and the start of the second, not necessarily as a result of specific negative news, but because of what seemed to be a combination of discomfort with valuations (i.e., stocks trading at such high multiples of revenue with no earnings), margin calls, and rising interest rates.

RISING INTEREST RATES HAS BEEN AND CONTINUES TO BE THE DOMINANT INVESTMENT STORY OF LATE, ONE THAT TOLD A RATHER SAD TALE FOR STOCKS IN THIS YEAR'S SECOND QUARTER. HOW DO YOU ADDRESS THIS ISSUE IN THE MANAGEMENT OF THE PORTFOLIO?

MUP: Since we are not top-down investors, we do not over- and underweight sectors based on an interest rate view. Rather, in a rising rate environment, we would look for companies in each sector that are least vulnerable to adverse interest rate developments. The way different kinds companies are affected by a particular set of economic circumstances would lead us to underweight or eliminate those that are likely to deliver sub-par performance over our targeted time frame.

This said, small-cap stocks as a group tend to be sensitive to interest rate increases, both because of high P/Es and the impact that rate increases can have on earnings and a company's ability to raise capital. Good research can help you stay ahead of this curve over time. Ours certainly has.

LOOKING AHEAD, WHAT DEVELOPMENTS DO YOU SEE FOR THE SMALL-CAP UNIVERSE?

MUP: If rates should continue to rise, I think we may see more small-cap woes, for the reasons cited earlier. You'll probably also continue to see volatility play a large role and liquidity be one of the major issues. Beyond this, we will likely see a broadening of the small-cap market, as opposed to what happened last year and the early part of this one when technology, telecommunications, and biotech drove the market. Hopefully, what we will see is more winners, spread out more evenly between the new and old economy sectors. We see attractive opportunities throughout the small-cap area - from energy and chemical stocks to technology and telecommunications. We will participate broadly, but on balance we still see relatively stronger fundamentals in new industrial America and will tilt the portfolio accordingly.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan U.S. Small Company Opportunities Fund seeks to provide long term capital appreciation from a portfolio of equity securities of small companies. The fund seeks to outperform the Russell 2000 Growth Index. It is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher total return over time than might be expected from a portfolio of stocks of large companies.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
6/16/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 5/31/00
$528,678,017

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 5/31/00
$527,819,255

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
8/18/00, 12/20/00

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/00

EXPENSE RATIO
The fund's current annualized expense ratio of 0.99% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 2000

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

TECHNOLOGY 41.8%
HEALTHCARE 13.8%
TELECOMMUNICATIONS 11.6%
CONSUMER GOODS & SERVICES 10.1%
OTHER 7.8%
FINANCE 6.2%
BASIC INDUSTRIES 4.0%
ENERGY 3.1%
INDUSTRIAL PRODUCTS & SERVICES 1.6%

LARGEST EQUITY HOLDINGS                          % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------
HUMAN GENOME SCIENCES, INC. (HEALTHCARE)                           2.6%
ADVANCED FIBRE COMMUNICATIONS, INC.                                1.8%
    (TELECOMMUNICATIONS)
ATMI, INC.( TECHNOLOGY)                                            1.8%
VERTEX PHARMACEUTICALS, INC. (HEALTHCARE)                          1.6%
APPLIED MICRO CIRCUITS CORP. (TECHNOLOGY)                          1.5%
POLYCOM, INC. (TELECOMMUNICATIONS)                                 1.5%
MERCURY INTERACTIVE CORP. (TECHNOLOGY)                             1.5%
SMARTFORCE PUBLIC LIMITED CO.                                      1.4%
    (SPONSORED ADR) (CONSUMER GOODS & SERVICES)
INTEGRATED DEVICE TECHNOLOGY INC. (TECHNOLOGY)                     1.3%
LAM RESEARCH CORP. (TECHNOLOGY)                                    1.3%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinion expressed herein and other fund data presented are based on current market conditions and are subject to change without notice. The fund invests in a master portfolio (another fund with the same objective). Historically, small-company stocks have been more volatile than large-company stocks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investment in The U.S. Small Company
  Opportunities Portfolio ("Portfolio"), at value  $527,819,255
Receivable for Shares of Beneficial Interest Sold     1,601,375
Deferred Organization Expenses                            3,461
Prepaid Expenses and Other Assets                           798
                                                   ------------
    Total Assets                                    529,424,889
                                                   ------------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                              456,604
Shareholders Servicing Fee Payable                      116,978
Administrative Services Fee Payable                      11,407
Fund Services Fee Payable                                   518
Administration Fee Payable                                  493
Accrued Trustees' Fees and Expenses                         371
Accrued Expenses                                        160,501
                                                   ------------
    Total Liabilities                                   746,872
                                                   ------------
NET ASSETS
Applicable to 33,254,247 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $528,678,017
                                                   ============
Net Asset Value, Offering and Redemption Price
  Per Share                                              $15.90
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $458,624,096
Accumulated Net Realized Gain on Investment          38,912,895
Net Unrealized Appreciation of Investment            31,141,026
                                                   ------------
    Net Assets                                     $528,678,017
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                      $ 1,336,905
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $10,827)                                    1,147,750
Allocated Portfolio Expenses                                    (3,168,508)
                                                               -----------
    Net Investment Income Allocated from
      Portfolio                                                   (683,853)
FUND EXPENSES
Shareholder Servicing Fee                          $1,194,085
Administrative Services Fee                           118,266
Registration Fees                                     118,167
Transfer Agent Fees                                    48,961
Professional Fees                                      14,790
Fund Services Fee                                       8,040
Administration Fee                                      5,913
Printing Expenses                                       5,306
Trustees' Fees and Expenses                             5,245
Amortization of Organization Expenses                   1,693
Insurance Expense                                         316
Miscellaneous                                          64,511
                                                   ----------
    Total Fund Expenses                                          1,585,293
                                                               -----------
NET INVESTMENT LOSS                                             (2,269,146)
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                     60,819,593
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                            8,034,675
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $66,585,122
                                                               ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE FISCAL       FOR THE FISCAL
                                                       YEAR ENDED           YEAR ENDED
                                                      MAY 31, 2000         MAY 31, 1999
                                                   -------------------  -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Loss                                $       (2,269,146)  $         (884,578)
Net Realized Gain (Loss) on Investment Allocated
  from Portfolio                                           60,819,593          (19,297,966)
Net Change in Unrealized Appreciation of
  Investment Allocated from Portfolio                       8,034,675           15,587,441
                                                   ------------------   ------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                            66,585,122           (4,595,103)
                                                   ------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Realized Gain                                                  --           (4,869,937)
                                                   ------------------   ------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold          395,395,672          208,981,870
Reinvestment of Dividends and Distributions                        --            3,462,981
Cost of Shares of Beneficial Interest Redeemed           (219,384,956)        (105,829,742)
                                                   ------------------   ------------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                                 176,010,716          106,615,109
                                                   ------------------   ------------------
    Total Increase in Net Assets                          242,595,838           97,150,069
NET ASSETS
Beginning of Fiscal Year                                  286,082,179          188,932,110
                                                   ------------------   ------------------
End of Fiscal Year                                 $      528,678,017   $      286,082,179
                                                   ==================   ==================

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                       FOR THE FISCAL         FOR THE PERIOD
                                                         YEAR ENDED            JUNE 16, 1997
                                                    --------------------     (COMMENCEMENT OF
                                                    MAY 31,     MAY 31,     OPERATIONS) THROUGH
                                                      2000        1999         MAY 31, 1998
                                                    --------    --------    -------------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD      $  12.17    $  12.57         $  10.00
                                                    --------    --------         --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                       --       (0.01)           (0.02)
Net Realized and Unrealized Gain (Loss) on
  Investment                                            3.73       (0.08)            2.59
                                                    --------    --------         --------
Total from Investment Operations                        3.73       (0.09)            2.57
                                                    --------    --------         --------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Realized Gain                                         --       (0.31)              --
                                                    --------    --------         --------
Total Distributions to Shareholders                       --       (0.31)              --
                                                    --------    --------         --------

NET ASSET VALUE PER SHARE, END OF PERIOD            $  15.90    $  12.17         $  12.57
                                                    ========    ========         ========

RATIOS AND SUPPLEMENTAL DATA
Total Return                                           30.65%      (0.49)%          25.70%(b)
Net Assets, End of Period (in thousands)            $528,678    $286,082         $188,932
Ratios to Average Net Assets
  Net Expenses                                          0.99%       1.07%            1.19%(a)
  Net Investment Loss                                  (0.47)%     (0.42)%          (0.37)%(a)
  Expenses without Reimbursement                        0.99%       1.07%            1.25%

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan U.S. Small Company Opportunities Fund (the "fund") is a separate series of J.P. Morgan Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on June 16, 1997.

The fund invests all of its investable assets in The U.S. Small Company Opportunities Portfolio (the "portfolio"), a no-load, diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (99% at May 31, 2000). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income are declared and paid as dividends semi-annually. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $14,000. These costs were deferred are being amortized on a straight-line basis over a five year period from commencement of operations.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   g) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2: "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------
      statement as of May 31, 2000 was to increase undistributed net investment income by $2,269,146, decrease accumulated net realized gain on investment by $2,267,453 and decrease paid-in capital by $1,693. Net investment income, net realized gains and net assets were not affected by this change. This adjustment is primarily attributable to reclassification of the fund's net operating loss to offset short term capital gains.

   h) For federal income tax purposes, the fund utilized its capital loss carryforward of $14,885,080 to offset capital gains.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 2000, the fee for these services amounted to $5,913.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended May 31, 2000, the fee for these services amounted to $118,266.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders.The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the the fiscal year ended May 31, 2000, the fee for these services amounted to $1,194,085.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------
      responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. For the fiscal year ended May 31, 2000, the fund's allocated portion of Group's costs in performing its services amounted to $8,040.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,500.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                     FOR THE FISCAL       FOR THE FISCAL
                                                       YEAR ENDED           YEAR ENDED
                                                      MAY 31, 2000         MAY 31, 1999
                                                   -------------------  -------------------
Shares of Beneficial Interest Sold...............          22,069,929           17,770,492
Reinvestment of Dividends and Distributions......          --                      303,960
Shares of Beneficial Interest Redeemed...........         (12,319,400)          (9,615,757)
                                                   ------------------   ------------------
Net Increase.....................................           9,750,529            8,458,695
                                                   ==================   ==================

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and portfolio.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 26, 1999, with unaffiliated lenders. The maximum borrowing under the agreement was $150,000,000. The Agreement expired on May 23, 2000, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 21, 2001. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Under the Agreement, the commitment fee at an annual rate of 0.085% on the unused portion of the committed amount. The Commitment fee is allocated to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at May 31, 2000.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan U.S. Small Company Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan U.S. Small Company Opportunitities Fund (the "fund") at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 16, 1997 (commencement of operations) through May 31, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 14, 2000

The U.S. Small Company Opportunities Portfolio

Annual Report May 31, 2000

(The following pages should be read in conjunction with J.P. Morgan U.S. Small Company Opportunities Fund
Annual Financial Statements)

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
COMMON STOCKS (92.0%)
BASIC INDUSTRIES (4.0%)
CHEMICALS (4.0%)
Albemarle Corp...................................      168,600   $  3,709,200
General Chemical Group, Inc.+....................      155,500        150,641
Geon Co..........................................      102,600      2,205,900
Georgia Gulf Corp................................      151,800      3,795,000
Minerals Technologies, Inc.......................       63,200      2,923,000
Solutia, Inc.....................................       44,900        544,412
Symyx Technologies, Inc.+........................       54,800      1,589,200
Wellman, Inc.....................................      310,800      6,118,875
                                                                 ------------
  TOTAL BASIC INDUSTRIES.........................                  21,036,228
                                                                 ------------

CONSUMER GOODS & SERVICES (10.0%)
APPARELS & TEXTILES (0.3%)
Skechers USA, Inc., Class A+.....................       57,900        628,991
Vans, Inc.+......................................       67,600      1,064,700
                                                                 ------------
                                                                    1,693,691
                                                                 ------------
BROADCASTING & PUBLISHING (4.4%)
Entercom Communications Corp.+...................       68,900      3,134,950
IBEAM Broadcasting Corp.+........................       57,175        728,981
Lightspan, Inc.+.................................       29,675        246,673
Mediapex, Inc.+..................................      105,325      1,612,789
SmartForce Public Limited Co., Spon. ADR+(i).....      177,900      7,482,919
Spanish Broadcasting System, Inc., Class A+......      141,500      2,405,500
Univision Communications, Inc., Class A+.........       50,800      5,232,400
Valassis Communications, Inc.+...................       71,800      2,369,400
                                                                 ------------
                                                                   23,213,612
                                                                 ------------

ENTERTAINMENT, LEISURE & MEDIA (3.6%)
American Classic Voyages Co.+....................      135,950      2,583,050
Anchor Gaming+...................................       73,300      3,275,594
ARTISTdirect, Inc.+..............................       29,200        135,050
Catalina Marketing Corp..........................       48,600      4,692,937
Insight Communications Co., Inc.+................       92,700      1,315,181
Lifeminders.com, Inc.+...........................       30,125      1,014,836
Media Metrix, Inc.+..............................       67,750      1,888,531
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
ENTERTAINMENT, LEISURE & MEDIA (CONTINUED)
NBC Internet, Inc., Class A+.....................      134,700   $  2,677,162
Ticketmaster Online-CitySearch, Inc., Class B+...       93,300      1,691,063
                                                                 ------------
                                                                   19,273,404
                                                                 ------------

FOOD, BEVERAGES & TOBACCO (1.0%)
Keebler Foods Co.................................       64,100      2,323,625
Robert Mondavi Corp., Class A+...................       92,000      2,886,500
                                                                 ------------
                                                                    5,210,125
                                                                 ------------

RETAIL (0.7%)
Cost Plus, Inc.+.................................       88,450      2,581,634
Pacific Sunwear of California, Inc.+.............       43,000        690,687
Stamps.com, Inc.+................................       32,650        326,500
                                                                 ------------
                                                                    3,598,821
                                                                 ------------
  TOTAL CONSUMER GOODS & SERVICES................                  52,989,653
                                                                 ------------

ENERGY (3.2%)
GAS EXPLORATION (0.5%)
Spinnaker Exploration Co.+.......................       96,100      2,450,550
                                                                 ------------

OIL-PRODUCTION (0.5%)
Devon Energy Corp................................       40,800      2,440,350
                                                                 ------------

OIL-SERVICES (2.2%)
Cooper Cameron Corp.+............................       39,200      2,734,200
Global Industries Ltd.+..........................       77,100      1,358,887
Global Marine, Inc.+.............................       87,400      2,474,512
Gulf Island Fabrication, Inc.+...................       27,400        474,362
National-Oilwell, Inc.+..........................      150,300      3,907,800
Universal Compression Holdings, Inc.+............       27,425        653,058
                                                                 ------------
                                                                   11,602,819
                                                                 ------------
  TOTAL ENERGY...................................                  16,493,719
                                                                 ------------

FINANCE (6.2%)
BANKING (2.0%)
Bank United Corp., Class A.......................      130,100      4,667,337
City National Corp...............................       62,900      2,453,100
National Commerce Bancorporation.................       86,600      1,645,400

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
BANKING (CONTINUED)
Pacific Century Financial Corp...................       59,500   $  1,338,750
Sterling Bancshares, Inc.........................       57,700        638,306
                                                                 ------------
                                                                   10,742,893
                                                                 ------------
FINANCIAL SERVICES (3.5%)
Allied Capital Corp..............................      180,300      3,076,369
CheckFree Holdings Corp.+........................       84,000      3,512,250
Donaldson, Lufkin & Jenrette, Inc. - DLJ.........       61,300      2,394,531
ESPEED, Inc., Class A+...........................      112,275      2,905,116
Financial Federal Corp.+.........................      118,500      2,103,375
Gabelli Asset Management, Inc., Class A+.........       72,300      1,455,037
Heller Financial, Inc............................       98,500      1,859,187
LendingTree, Inc.+...............................       10,600         57,637
Southwest Securities Group, Inc..................       41,400      1,200,600
                                                                 ------------
                                                                   18,564,102
                                                                 ------------

INSURANCE (0.7%)
Hooper Holmes, Inc...............................      110,350      1,131,087
RenaissanceRe Holdings Ltd.(i)...................       54,200      2,347,537
                                                                 ------------
                                                                    3,478,624
                                                                 ------------
  TOTAL FINANCE..................................                  32,785,619
                                                                 ------------
HEALTHCARE (13.7%)
BIOTECHNOLOGY (6.6%)
Aclara Biosciences, Inc.+........................       12,175        321,116
Affymetrix, Inc.+................................       34,300      4,073,125
Corixa Corp.+....................................       68,250      2,175,469
Diversa Corp.+...................................       57,050      1,255,100
Exelixis, Inc.+..................................       68,550      1,662,337
Gene Logic, Inc.+................................       15,600        329,550
Human Genome Sciences, Inc.+.....................      156,700     13,750,425
Maxygen, Inc.+...................................       14,800        610,500
Millennium Pharmaceuticals, Inc.+................       67,900      5,678,137
Molecular Devices Corp.+.........................        6,125        326,922
Neurocrine Biosciences, Inc.+....................       65,200      1,385,500
Orchid Biosciences+..............................      119,300      1,431,600
Vical, Inc.+.....................................       97,675      1,855,825
                                                                 ------------
                                                                   34,855,606
                                                                 ------------
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
HEALTH SERVICES (0.8%)
Accredo Health, Inc.+............................       40,700   $    976,800
Allscripts, Inc.+................................      118,575      3,290,456
HealthGate Data Corp.+...........................      100,400        225,900
                                                                 ------------
                                                                    4,493,156
                                                                 ------------

MEDICAL SUPPLIES (1.0%)
Cytyc Corp.+.....................................       39,900      2,002,481
Eclipse Surgical Technologies, Inc.+.............      165,400        589,237
Kensey Nash Corp.+...............................       97,425        949,894
ORATEC Interventions, Inc.+......................       33,300      1,257,075
Sonic Innovations, Inc.+.........................       13,700        226,906
                                                                 ------------
                                                                    5,025,593
                                                                 ------------

PHARMACEUTICALS (5.3%)
Abgenix, Inc.+...................................       56,900      4,495,100
Akorn, Inc.+.....................................      158,900      1,271,200
Bindley Western Industries, Inc..................       85,100      1,622,219
Gilead Sciences, Inc.+...........................       90,700      4,960,156
IDEC Pharmaceuticals Corp.+......................       51,700      3,299,106
ILEX Oncology, Inc.+.............................       28,150        701,991
Ligand Pharmaceuticals, Inc., Class B+...........      249,700      2,668,669
SangStat Medical Corp.+..........................       28,100        748,162
Vertex Pharmaceuticals, Inc.+....................      113,700      8,399,587
                                                                 ------------
                                                                   28,166,190
                                                                 ------------
  TOTAL HEALTHCARE...............................                  72,540,545
                                                                 ------------

INDUSTRIAL PRODUCTS & SERVICES (1.6%)
BUILDING & CONSTRUCTION (0.8%)
Dycom Industries, Inc.+..........................       83,450      4,042,109
                                                                 ------------

DIVERSIFIED MANUFACTURING (0.6%)
GenTek, Inc......................................      248,300      3,352,050
                                                                 ------------

MANUFACTURING (0.2%)
Rayovac Corp.+...................................       68,900      1,222,975
                                                                 ------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                   8,617,134
                                                                 ------------

TECHNOLOGY (41.7%)
BUSINESS & PUBLIC SERVICES (0.0%)
Vicinity Corp.+..................................       14,000        213,500
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
COMPUTER PERIPHERALS (2.2%)
Integrated Circuit Systems, Inc.+................       70,625   $    847,500
JNI Corp.+.......................................       79,000      2,054,000
M-Systems Flash Disk Pioneers Ltd.+(i)...........       78,075      4,723,537
Pinnacle Systems, Inc............................      153,600      3,686,400
                                                                 ------------
                                                                   11,311,437
                                                                 ------------

COMPUTER SOFTWARE (17.8%)
Accrue Software, Inc.+...........................      123,700      2,968,800
Actuate Software Corp............................      134,800      3,125,675
Agile Software Corp.+............................      123,400      5,167,375
Allaire Corp.+...................................       51,100      2,123,844
Alteon Websystems, Inc.+.........................       52,800      2,682,900
Art Technology Group, Inc.+......................       97,500      5,722,031
Aspen Technologies, Inc.+........................       97,900      2,019,187
BroadVision, Inc.................................       67,954      2,433,603
Certicom Corp.+..................................      105,400      3,353,037
Clarent Corp.+...................................       81,200      3,440,850
Corillian Corp.+.................................       66,350      1,028,425
Datastream Systems, Inc.+........................       46,300        463,000
DSET Corp.+......................................       52,000        988,000
E.piphany, Inc.+.................................       20,700      1,617,187
FASTNET Corp.+...................................       91,425        405,698
Informatica Corp.+...............................       59,600      2,398,900
ISS Group, Inc.+.................................       40,600      3,004,400
Keynote Systems, Inc.+...........................       90,375      3,146,180
Liberate Technologies, Inc.+.....................       44,000      1,025,750
Mercury Interactive Corp.+.......................       94,400      8,000,400
Metasolv Software, Inc.+.........................       69,375      2,740,312
Netegrity Inc.+..................................      119,500      6,423,125
Nuance Communications, Inc.+.....................       24,825        980,588
Numerical Technologies, Inc.+....................       10,050        416,447
Packeteer, Inc.+.................................      136,600      1,767,263
PC-Tel, Inc......................................       36,400        973,700
Peregrine Systems, Inc.+.........................       76,200      1,581,150
Quest Software, Inc.+............................      112,000      4,480,000
Retek, Inc.+.....................................       94,025      1,939,266
Sequoia Software Corp.+..........................       27,100        182,925
Software Technlogies Corp.+......................       69,000      1,552,500
Software.com, Inc.+..............................       43,900      3,698,575
Sonic Foundry, Inc.+.............................       83,800      1,178,438
The 3DO Co.+.....................................      187,400      1,054,125
Ulticom, Inc.+...................................       39,250      1,010,688
Websense, Inc.+..................................       31,000        658,266
WebTrends Corp.+.................................      111,000      2,844,375
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
COMPUTER SOFTWARE (CONTINUED)
Wind River Systems, Inc.+........................       68,900   $  2,497,625
Wireless Facilities, Inc.+.......................       55,100      2,600,031
Witness Systems, Inc.+...........................       57,275        404,505
                                                                 ------------
                                                                   94,099,146
                                                                 ------------

COMPUTER SYSTEMS (1.0%)
eMachines, Inc.+.................................       87,250        346,273
National Computer Systems, Inc...................       42,500      1,931,094
Optimal Robotics Corp.+..........................       27,600        928,050
SonicWALL, Inc.+.................................       36,800      2,217,200
                                                                 ------------
                                                                    5,422,617
                                                                 ------------

ELECTRONICS (0.6%)
C-Cube Microsystems Inc.+........................      104,100      1,789,219
DDi Corp.+.......................................       91,675      1,226,153
Therma-Wave, Inc.+...............................       17,000        323,000
                                                                 ------------
                                                                    3,338,372
                                                                 ------------

INFORMATION PROCESSING (3.4%)
Diamond Technology Partners, Inc., Class A+......       76,325      4,808,475
Digitas, Inc.+...................................       62,625        763,242
Gartner Group, Inc., Class A.....................      107,000      1,424,438
Go2Net, Inc.+....................................       12,300        561,188
Net Perceptions, Inc.+...........................      176,500      2,625,438
NetRatings, Inc.+................................       85,950      1,627,678
Safeguard Scientifics, Inc.+.....................       80,700      2,597,531
VerticalNet, Inc.................................       35,000      1,122,188
Visual Networks, Inc.+...........................       52,200      2,590,425
                                                                 ------------
                                                                   18,120,603
                                                                 ------------

SEMICONDUCTORS (16.7%)
Applied Micro Circuits Corp.+....................       81,700      8,108,725
ATMI, Inc.+......................................      244,100      9,367,338
Brooks Automation, Inc.+.........................       49,100      1,951,725
Cirrus Logic, Inc.+..............................       98,000      1,702,750
Cypress Semiconductor Corp.+.....................      104,500      4,395,531
Electro Scientific Industries, Inc...............      104,000      4,914,000
Exar Corp.+......................................       90,500      6,221,875
Fairchild Semiconductor Intl., Class A+..........      138,730      6,242,850
GaSonics International Corp......................      148,200      4,056,975
Genesis Microchip, Inc.+.........................       29,100        525,619

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
SEMICONDUCTORS (CONTINUED)
Integrated Device Technology, Inc.+..............      144,400   $  6,849,975
Lam Research Corp.+..............................      210,300      6,755,888
Lattice Semiconductor Corp.+.....................       84,325      5,001,527
LTX Corp.+.......................................      115,100      3,006,988
Metron Technology N.V.+..........................       92,100      1,024,613
Microchip Technology, Inc........................       58,600      3,326,466
MKS Instruments, Inc.+...........................      113,200      4,457,250
PRI Automation, Inc.+............................       80,800      4,152,363
Silicon Image, Inc.+.............................       84,500      3,047,281
Silicon Laboratories, Inc.+......................       22,320      1,028,115
TranSwitch Corp.+................................       30,200      1,891,275
                                                                 ------------
                                                                   88,029,129
                                                                 ------------
  TOTAL TECHNOLOGY...............................                 220,534,804
                                                                 ------------
TELECOMMUNICATIONS (11.6%)
TELECOMMUNICATION SERVICES (4.7%)
Allegiance Telecom, Inc.+........................      123,350      6,522,131
CapRock Communications Corp.+....................      162,300      3,246,000
Choice One Communications, Inc.+.................      107,725      2,558,469
GoAmerica, Inc.+.................................       44,050        275,313
iBasis, Inc.+....................................      207,950      2,924,297
Illuminet Holdings, Inc.+........................       25,000        953,125
MGC Communications, Inc.+........................       51,200      2,099,200
Motient Corp.+...................................      194,500      1,762,656
Net2Phone, Inc.+.................................       56,950      1,680,025
TeleCorp PCS, Inc., Class A+.....................       18,400        558,900
Verio, Inc.+.....................................       24,100      1,370,688
WinStar Communications, Inc......................       21,750        617,156
                                                                 ------------
                                                                   24,567,960
                                                                 ------------

TELECOMMUNICATIONS-EQUIPMENT (6.9%)
Advanced Fibre Communications, Inc.+.............      207,400      9,540,400
Aether Systems, Inc.+............................        8,925      1,226,630
Anaren Microwave, Inc............................       28,625      2,905,438
Avanex Corp.+....................................        7,175        487,900
Ditech Communications Group......................       19,400      1,590,800
FLAG Telecom Holdings Ltd.+(i)...................       71,525      1,014,761
Metawave Communications Corp.+...................       39,275   $  1,173,341
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
TELECOMMUNICATIONS-EQUIPMENT (CONTINUED)
Netro Corp.+.....................................       51,600      1,541,550
New Focus, Inc.+.................................       10,500        678,563
ONI Systems Corp.+...............................       12,975        324,375
Polycom, Inc.+...................................       96,300      8,095,219
Turnstone Systems, Inc.+.........................       42,050      3,698,429
UTStarcom, Inc.+.................................       32,100      1,227,825
Vyyo, Inc.+......................................      107,550      1,586,363
Williams Communication Group, Inc.+..............       33,200      1,218,025
                                                                 ------------
                                                                   36,309,619
                                                                 ------------
  TOTAL TELECOMMUNICATIONS.......................                  60,877,579
                                                                 ------------
  TOTAL COMMON STOCKS (COST $454,734,256)........                 485,875,281
                                                                 ------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT         VALUE
-------------------------------------------------  ------------  -------------
SHORT-TERM INVESTMENTS (7.8%)
OTHER INVESTMENT COMPANIES (7.8%)
J.P. Morgan Institutional
  Prime Money Market Fund
  (cost $41,069,039)*............................  $41,069,039     41,069,040
                                                                 ------------
TOTAL INVESTMENTS
  (COST $495,803,295) (99.8%)..................................   526,944,321
OTHER ASSETS IN EXCESS OF
  LIABILITIES (0.2%)...........................................       874,934
                                                                 ------------
NET ASSETS (100.0%)............................................  $527,819,255
                                                                 ============

------------------------------
Note: Based on the cost of investments of $497,087,069 for federal income tax purposes at May 31, 2000, the aggregate gross unrealized appreciation and depreciation was $121,210,905 and $91,353,653, respectively, resulting in net unrealized appreciation of $29,857,252.

(i) Foreign security.

+ - Non income Producing

Spon. ADR - Sponsored American Depository Receipt.

* Money Market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $495,803,295 )          $526,944,321
Cash                                                  1,880,011
Receivable for Investments Sold                       5,725,545
Interest Receivable                                     190,269
Dividends Receivable                                     60,587
Deferred Organization Expenses                            2,484
Prepaid Expenses and Other Assets                           798
                                                   ------------
    Total Assets                                    534,804,015
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     6,621,923
Advisory Fee Payable                                    274,497
Custody Fee Payable                                      49,354
Administrative Services Fee Payable                      11,411
Administration Fee Payable                                  691
Fund Services Fee Payable                                   518
Accrued Trustees' Fees and Expenses                         376
Accrued Expenses                                         25,990
                                                   ------------
    Total Liabilities                                 6,984,760
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $527,819,255
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $10,827)                                                  $ 1,147,750
Interest Income                                                  1,336,905
                                                               -----------
    Investment Income                                            2,484,655
EXPENSES
Advisory Fee                                       $2,833,187
Custodian Fees and Expenses                           146,751
Administrative Services Fee                           118,303
Professional Fees and Expenses                         43,297
Fund Services Fee                                       8,042
Printing Expenses                                       7,688
Trustees' Fees and Expenses                             5,371
Administration Fee                                      4,343
Amortization of Organization Expense                    1,215
Insurance Expense                                         311
                                                   ----------
    Total Expenses                                               3,168,508
                                                               -----------
NET INVESTMENT LOSS                                               (683,853)
NET REALIZED GAIN ON INVESTMENTS                                60,819,593
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                    8,034,675
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $68,170,415
                                                               ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL  FOR THE FISCAL
                                                     YEAR ENDED      YEAR ENDED
                                                    MAY 31, 2000    MAY 31, 1999
                                                   --------------  --------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Loss                                $    (683,853)  $    (137,253)
Net Realized Gain (Loss) on Investments               60,819,593     (19,297,966)
Net Change in Unrealized Appreciation of
  Investments                                          8,034,675      15,587,441
                                                   -------------   -------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                       68,170,415      (3,847,778)
                                                   -------------   -------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                        395,274,370     208,622,616
Withdrawals                                         (220,426,363)   (108,552,920)
                                                   -------------   -------------
    Net Increase from Investors' Transactions        174,848,007     100,069,696
                                                   -------------   -------------
    Total Increase in Net Assets                     243,018,422      96,221,918
NET ASSETS
Beginning of Fiscal Year                             284,800,833     188,578,915
                                                   -------------   -------------
End of Fiscal Year                                 $ 527,819,255   $ 284,800,833
                                                   =============   =============

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                         FOR THE PERIOD
                                                                                          JUNE 16, 1997
                                                   FOR THE FISCAL    FOR THE FISCAL     (COMMENCEMENT OF
                                                     YEAR ENDED        YEAR ENDED      OPERATIONS) THROUGH
                                                    MAY 31, 2000      MAY 31, 1999        MAY 31, 1998
                                                   --------------    --------------    -------------------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                          0.66%             0.71%                0.84%(a)
  Net Investment Loss                                  (0.14)%           (0.07)%              (0.04)%(a)
  Expenses without Reimbursement                        0.66%             0.71%                0.84%(a)(b)
Portfolio Turnover                                       132%              116%                  73%

------------------------
(a) Annualized.

(b) Reimbursement was less than 0.01%.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The U.S. Small Company Opportunities Portfolio (the "portfolio") is one of seven subtrusts (portfolios) comprising The Series Portfolio (the "series portfolio"). The portfolio is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The portfolio commenced operations on June 16, 1997. The portfolio's investment objective is long term capital appreciation from a portfolio of equity securities of small companies. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to the values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) The portfolio incurred organization expenses in the amount of $9,000. These costs were deferred and are being amortized on a straight-line basis over a five year period from commencement of operations.

   d) Expenses incurred by the series portfolio with respect to any two or more portfolios in the series portfolio are allocated in proportion to the net assets of each portfolio in the series portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

   e) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio paid JPMIM at an annual rate of 0.60% of the portfolio's average daily net assets. For the fiscal year ended May 31, 2000, such fee amounted to $2,866,705.

      The portfolio may invest in one or more affiliated money market funds:
      J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the portfolio in an amount to offset any doubling of investment advisory and shareholder servicing fees. For the fiscal year ended May 31, 2000, J.P. Morgan has agreed to reimburse the portfolio $33,518, under this agreement. Interest income included in the Statement of Operations for the year ended May 31, 2000 includes $760,031 of interest income from investments in affiliated Money Market Funds.

   b) The trust, on behalf of the portfolio, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 2000, the fee for these services amounted to $4,343.

   c) The trust, on behalf of the portfolio, has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------
      the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended May 31, 2000, the fees for these services amounted to $118,303.

   d) The trust, on behalf of the portfolio, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. For the fiscal year ended May 31, 2000, the portfolio's allocated portion of Group's costs in performing its services amounted to $8,042.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,500.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended May 31, 2000 were as follows:

COST OF              PROCEEDS
PURCHASES           FROM SALES
---------          ------------
$737,070,164       $589,100,369

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The U.S. Small Company Opportunities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The U.S. Small Company Opportunities Portfolio (the "portfolio") at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the two years in the period then ended and for the period June 16, 1997 (commencement of operations) through May 31, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 14, 2000

J.P. MORGAN FUNDS
   PRIME MONEY MARKET FUND
   FEDERAL MONEY MARKET FUND
   TAX EXEMPT MONEY MARKET FUND
   TAX AWARE ENHANCED INCOME FUND: SELECT SHARES
   SHORT TERM BOND FUND
   BOND FUND
   GLOBAL STRATEGIC INCOME FUND
   EMERGING MARKETS DEBT FUND
   TAX EXEMPT BOND FUND
   NEW YORK TAX EXEMPT BOND FUND
   CALIFORNIA BOND FUND: SELECT SHARES
   DIVERSIFIED FUND
   DISCIPLINED EQUITY FUND
   U.S. EQUITY FUND
   U.S. SMALL COMPANY FUND
   U.S. SMALL COMPANY OPPORTUNITIES FUND
   TAX AWARE U.S. EQUITY FUND: SELECT SHARES
   INTERNATIONAL EQUITY FUND
   EUROPEAN EQUITY FUND
   INTERNATIONAL OPPORTUNITIES FUND
   EMERGING MARKETS EQUITY FUND
   GLOBAL 50 FUND: SELECT SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.
IMAR209

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

ANNUAL REPORT
MAY 31, 2000